 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 456-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

In connection with the Notes Offering described in Item 7.01 below, HC2 Holdings, Inc. (“HC2”) disclosed certain preliminary, unaudited results of operations for the third quarter of 2014.  These preliminary, unaudited results of operations are furnished as Exhibit 99.1 below and are incorporated herein by reference.

The information set forth in Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “ Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On November 3, 2014, HC2 announced that it proposed to offer $250 million aggregate principal amount of senior secured notes due 2019 (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain persons in offshore transactions in accordance with Regulation S under the Securities Act.

A copy of the press release announcing the Notes Offering is furnished with this report as Exhibit 99.2 and is incorporated herein by reference.

In connection with the Notes Offering, HC2 is providing the prospective investors with certain financial and other information of HC2, which HC2 is furnishing with this report as outlined below:

Information	Furnished as Exhibit
Press Release dated November 3, 2014	99.2

Risk Factors	99.3

Unaudited Pro Forma Condensed Combined Financial Statements of HC2 Holdings, Inc.	99.4

Management’s Discussion and Analysis of Financial Condition and Results of Operations of HC2	99.5

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Schuff	99.6

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Marine	99.7

Description of HC2 Business	99.8

Schuff International, Inc. Condensed Consolidated Interim Financial Statements for the Six Months Ended June 30, 2013 and June 29, 2014 (unaudited)	99.9

Bridgehouse Marine Limited Audited Combined Financial Statements for the Fiscal Year Ended December 31, 2013	99.10

Bridgehouse Marine Limited Audited Combined Financial Statements for the Fiscal Year Ended December 31, 2012	99.11

Bridgehouse Marine Limited Unaudited Combined Financial Statements for the Six Months Ended June 30, 2013 and 2014	99.12

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HC2’s filings under the Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This report contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the commencement or completion of the Notes Offering. These statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries (including target businesses). Generally, forward-looking statements include information describing the Notes Offering and other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HC2’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, HC2 and its subsidiaries ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HC2 or HC2 subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HC2 and those factors listed under the caption “Risk Factors” in HC2’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HC2 does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Preliminary, Unaudited Results of Operations for the Third Quarter of 2014

99.2	Press Release dated November 3, 2014

99.3	Risk Factors

99.4	Unaudited Pro Forma Condensed Combined Financial Statements of HC2 Holdings, Inc.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of HC2

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Schuff

99.7	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Marine

99.8	Description of HC2 Business

99.9	Schuff International, Inc. Condensed Consolidated Interim Financial Statements for the Six Months Ended June 30, 2013 and June 29, 2014 (unaudited)

99.10	Bridgehouse Marine Limited Audited Combined Financial Statements for the Fiscal Year Ended December 31, 2013

99.11	Bridgehouse Marine Limited Audited Combined Financial Statements for the Fiscal Year Ended December 31, 2012

99.12	Bridgehouse Marine Limited Unaudited Combined Financial Statements for the Six Months Ended June 30, 2013 and 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc. (Registrant)

Date: November 3, 2014	By:	/s/ Mesfin Demise
	Name:	Mesfin Demise
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Preliminary, Unaudited Results of Operations for the Third Quarter of 2014

99.2	Press Release dated November 3, 2014

99.3	Risk Factors

99.4	Unaudited Pro Forma Condensed Combined Financial Statements of HC2 Holdings, Inc.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of HC2

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Schuff

99.7	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Global Marine

99.8	Description of HC2 Business

99.9	Schuff International, Inc. Condensed Consolidated Interim Financial Statements for the Six Months Ended June 30, 2013 and June 29, 2014 (unaudited)

99.10	Bridgehouse Marine Limited Audited Combined Financial Statements for the Fiscal Year Ended December 31, 2013

99.11	Bridgehouse Marine Limited Audited Combined Financial Statements for the Fiscal Year Ended December 31, 2012

99.12	Bridgehouse Marine Limited Unaudited Combined Financial Statements for the Six Months Ended June 30, 2013 and 2014